ASG LISTED NYSE

ALL STAR® FUNDS

Liberty All-Star® Growth Fund

1st Quarter Report | March 31, 2023

Liberty All-Star® Growth Fund

Period Ended March 31, 2023 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$5.46
Market Price	$5.28
Discount	-3.3%

1st Quarter 2023
Distribution*	$0.11
Market Price Trading Range	$4.90 to $5.62
Discount Range	-2.8% to -5.8%

Performance
Shares Valued at NAV with Dividends Reinvested	6.55%
Shares Valued at Market Price with Dividends Reinvested	9.31%
Dow Jones Industrial Average	0.93%
Lipper Multi-Cap Growth Mutual Fund Average	11.35%
NASDAQ Composite Index	17.05%
Russell Growth Benchmark	10.27%
S&P 500® Index	7.50%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2023.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Benchmark and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2023

Headlines from the first quarter held all the potential needed for a setback in equity markets: stubbornly high inflation and continued interest rate increases capped off by a banking crisis. As events played out, however, stocks proved to be resilient and delivered positive returns for investors to start the year.

The S&P 500® Index occupied the middle ground with a return of 7.50 percent for the period, a result bracketed by returns of 0.93 percent for the Dow Jones Industrial Average (DJIA) and 17.05 percent for the NASDAQ Composite Index. The NASDAQ advantage over the DJIA was the widest since the fourth quarter 2001, and it was the NASDAQ’s best three-month period since the second quarter of 2020.

The quarter was highly volatile. January opened on a positive note with what was called a “Goldilocks jobs report”—solid hiring but slower wage growth. That was followed by CPI data showing inflation slowing from a 7.1 percent annual rate in November to 6.5 percent in December. Retail sales softened and producer prices eased. Next, the Federal Reserve’s preferred measure of inflation—the core personal consumption expenditures price index, or PCE, which strips out food and energy—slowed to its lowest annual rate in more than a year. Technology stocks, in particular, were bolstered by the prospect of a pause to interest rate hikes, with the NASDAQ posting its best opening month performance since 2001.

The rally came to an abrupt halt in early February. The Fed increased the fed funds rate by 25 basis points to a range of 4.50 to 4.75 percent and signaled more increases would be coming. That move was expected; what surprised was an increase of 517,000 in January payrolls versus an estimate of 189,000 and a drop in the unemployment rate to 3.4 percent, the lowest since May 1969. Stocks promptly sold off, opening a period in which the DJIA declined for three straight weeks. The selling culminated during the week of February 20, when the S&P 500®, DJIA and NASDAQ were all down in a range of 2.7 to 3.3 percent. Softer employment data filtered in during early March and bond yields eased, taking pressure off stocks—both factors serving to bolster investor sentiment and lead to a rebound to start the month.

Markets were soon roiled by the collapse of Silicon Valley Bank (SVB), the biggest bank failure since 2008, raising doubts about the health of the banking sector overall. SVB, a prominent financial institution for start-ups, was put under the control of the FDIC and within days was purchased out of receivership by First Citizens Bank. The collapse was the second-biggest bank failure in U.S. history. Although this event would be followed by another failure, Signature Bank, as well as a takeover in Europe of Credit Suisse by UBS, forceful action by regulators staunched the possibility of a systemic banking crisis. Much of the banks’ problem was seen as stemming from the Federal Reserve’s rapid interest rate increases, which took the fed funds rate from near zero in early 2022 to a range of 4.75 to 5.00 percent after another 25-basis-point increase in latter March. With confidence restored, the bond market holding steady and mildly positive economic news, both March and the quarter closed in positive territory.

Growth stocks outperformed value stocks for the quarter, the broad market Russell 3000® Growth Index returning 13.85 percent, strongly outperforming the 0.91 percent return of its value counterpart. Growth stocks also outperformed value across the capitalization spectrum of small-, mid- and large-cap stocks.

First Quarter Report (Unaudited) | March 31, 2023	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund generally lagged the returns of key benchmarks in the first quarter. The Fund returned 6.55 percent when shares are valued at net asset value (NAV) with dividends reinvested and 9.31 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) Both measures of return trailed the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average, which advanced 11.35 percent. Fund returns were also lower than the 10.27 percent return of the Russell Growth Benchmark. Fund returns were mixed compared with the S&P 500® Index—the NAV return trailing and the market price return leading—while both returns were ahead of the DJIA but behind the NASDAQ.

In terms of performance attribution, the quarter was dominated by mega-cap growth stocks, leaving behind small- and mid-cap names as well as many large-cap stocks. For example, the Russell Top 200® Growth Index returned 15.60 percent versus 9.14 percent for the Russell Midcap® Growth Index and 6.07 percent for the small-cap index. The Fund tends to be more diversified and has a moderate tilt toward mid- and smaller-cap stocks. The Fund had very little exposure to regional bank stocks, which suffered in the March bank sell-off.

During the first quarter, Fund shares traded at a discount to their underlying NAV. The range extended from -2.8 percent to -5.8 percent whereas in the fourth quarter of 2022 the range extended from a 1.3 percent premium to a -6.0 percent discount.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.11 to shareholders during the first quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $16.61 per share. The Fund’s distribution policy is a major component of the Fund's total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

As communicated in the 2022 Annual Report, William “Bill” Parmentier has retired after serving as President of the Fund for 24 years. The Fund’s Board of Directors named me to succeed Bill and voted to officially confirm my appointment, effective April 3. I previously served as Senior Vice President and have been with the Fund for nearly 30 years. This facilitated a smooth transition while I continue to work closely with a dedicated and experienced team of professionals, all of whom share our core value of serving Fund shareholders and their best interests. I look forward to reporting to you as we carry on the process of managing the Fund as a diversified all-cap growth portfolio for long-term investors.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2023 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	Table of Distributions, Rights Offerings and Distribution Policy

(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	81	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023
1st Quarter	0.11
Total	$16.61

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.

[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2023 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2023	3

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

March 31, 2023 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
SPS Commerce, Inc.	2.60%
Microsoft Corp.	1.92
Amazon.com, Inc.	1.92
FirstService Corp.	1.80
Casella Waste Systems, Inc.	1.80
Visa, Inc.	1.71
Progyny, Inc.	1.54
Workday, Inc.	1.45
Deckers Outdoor Corp.	1.43
MSCI, Inc.	1.42
Planet Fitness, Inc.	1.39
Alphabet, Inc.	1.34
Danaher Corp.	1.33
S&P Global, Inc.	1.33
SiteOne Landscape Supply, Inc.	1.32
UnitedHealth Group, Inc.	1.32
Thermo Fisher Scientific, Inc.	1.30
Intuit, Inc.	1.26
Yum! Brands, Inc.	1.25
Aon PLC	1.24
30.67%

Economic Sectors*	Percent of Net Assets
Information Technology	24.30%
Health Care	19.65
Consumer Discretionary	15.28
Industrials	12.32
Financials	11.20
Materials	3.94
Real Estate	3.88
Communication Services	3.18
Consumer Staples	2.58
Energy	1.75
Other Net Assets	1.92
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Stock Changes in the Quarter

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2023.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/23
Purchases
BJ's Wholesale Club Holdings, Inc.	32,500	32,500
Darden Restaurants, Inc.	20,000	20,000
Flywire Corp.	95,577	117,129
ServiceNow, Inc.	5,974	5,974
WillScot Mobile Mini Holdings Corp.	55,000	55,000

Sales
Horizon Therapeutics Plc	(25,000)	0
McCormick & Co., Inc.	(35,000)	0

First Quarter Report (Unaudited) | March 31, 2023	5

Liberty All-Star® Growth Fund	Investment Managers/ Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2023 (Unaudited)

					Market Capitalization Spectrum
	Russell Growth			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Sustainable	Fund
Number of Holdings	1,095	397	509	50	40	29	118*
Percent of Holdings in Top 10	6%	13%	45%	49%	30%	43%	18%
Weighted Average Market
Capitalization (billions)	$3.4	$26.5	$820.0	$3.6	$15.8	$339.2	$127.2
Average Five-Year Earnings
Per Share Growth	17%	21%	21%	22%	21%	18%	20%
Average Five-Year Sales
Per Share Growth	10%	14%	15%	10%	12%	14%	12%
Price/Earnings Ratio**	16x	25x	28x	42x	22x	33x	29x

*	Certain holdings are held by more than one manager.

**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (98.08%)
COMMUNICATION SERVICES (3.18%)
Entertainment (1.77%)
Netflix, Inc.(a)	9,269	$3,202,254
Take-Two Interactive Software, Inc.(a)	20,000	2,386,000
		5,588,254
Interactive Media & Services (1.33%)
Alphabet, Inc., Class C(a)	40,479	4,209,816

Media (0.08%)
TechTarget, Inc.(a)	6,640	239,837

CONSUMER DISCRETIONARY (15.28%)
Broadline Retail (2.36%)
Amazon.com, Inc.(a)	58,607	6,053,517
Ollie's Bargain Outlet Holdings, Inc.(a)	24,072	1,394,732
		7,448,249
Distributors (0.76%)
Pool Corp.	7,000	2,397,080

Diversified Consumer Services (0.74%)
Chegg, Inc.(a)	142,730	2,326,499

Hotels, Restaurants & Leisure (5.74%)
Choice Hotels International, Inc.	22,500	2,636,775
Darden Restaurants, Inc.	20,000	3,103,200
Planet Fitness, Inc., Class A(a)	56,383	4,379,268
Starbucks Corp.	31,342	3,263,643
Wingstop, Inc.	4,178	766,997
Yum! Brands, Inc.	29,892	3,948,135
		18,098,018
Leisure Products (0.07%)
Latham Group, Inc.(a)	73,068	208,974

Specialty Retail (4.10%)
Asbury Automotive Group, Inc.(a)	15,000	3,150,000
Floor & Decor Holdings, Inc., Class A(a)	30,500	2,995,710
MYT Netherlands Parent BV(a)(b)(c)	61,705	433,786
National Vision Holdings, Inc.(a)	4,085	76,961
Ulta Beauty, Inc.(a)	7,000	3,819,690
Williams-Sonoma, Inc.	20,000	2,433,200
		12,909,347

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2023	7

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (1.51%)
Canada Goose Holdings, Inc.(a)(c)	13,816	$265,958
Deckers Outdoor Corp.(a)	10,000	4,495,500
		4,761,458
CONSUMER STAPLES (2.58%)
Consumer Staples Distribution & Retail (1.74%)
BJ's Wholesale Club Holdings, Inc.(a)	32,500	2,472,275
Dollar General Corp.	14,325	3,014,840
		5,487,115
Household Products (0.84%)
Church & Dwight Co., Inc.	30,000	2,652,300

ENERGY (1.75%)
Energy Equipment & Services (1.75%)
Core Laboratories NV	158,700	3,499,335
Dril-Quip, Inc.(a)	70,199	2,014,009
		5,513,344
FINANCIALS (11.20%)
Banks (0.14%)
Axos Financial, Inc.(a)	6,656	245,739
Seacoast Banking Corp. of Florida	8,431	199,815
		445,554
Capital Markets (5.27%)
Hamilton Lane, Inc., Class A	43,413	3,211,694
MSCI, Inc.	7,977	4,464,647
Raymond James Financial, Inc.	22,500	2,098,575
S&P Global, Inc.	12,187	4,201,712
StepStone Group, Inc., Class A	108,276	2,627,858
		16,604,486
Consumer Finance (0.92%)
American Express Co.	17,090	2,818,995
Upstart Holdings, Inc.(a)(c)	5,659	89,922
		2,908,917
Financial Services (3.62%)
FleetCor Technologies, Inc.(a)	12,196	2,571,527
Flywire Corp.(a)	117,129	3,438,907
Visa, Inc., Class A	23,893	5,386,916
		11,397,350
Insurance (1.25%)
Aon PLC, Class A	12,438	3,921,577

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2023 (Unaudited)

COMMON STOCKS (continued)	SHARES	VALUE
HEALTH CARE (19.65%)
Biotechnology (2.94%)
ACADIA Pharmaceuticals, Inc.(a)	78,093	$1,469,710
Natera, Inc.(a)	20,895	1,160,091
Neurocrine Biosciences, Inc.(a)	22,500	2,277,450
Regeneron Pharmaceuticals, Inc.(a)	4,055	3,331,872
Ultragenyx Pharmaceutical, Inc.(a)	25,642	1,028,244
		9,267,367
Health Care Equipment & Supplies (6.40%)
Cooper Cos., Inc.	8,500	3,173,560
Glaukos Corp.(a)	67,743	3,393,924
Inmode, Ltd.(a)	19,951	637,634
Inogen, Inc.(a)	49,267	614,852
Inspire Medical Systems, Inc.(a)	6,213	1,454,277
Intuitive Surgical, Inc.(a)	13,457	3,437,860
Nevro Corp.(a)	51,527	1,862,701
ResMed, Inc.	12,500	2,737,375
STERIS PLC	14,000	2,677,920
Tandem Diabetes Care, Inc.(a)	3,726	151,313
		20,141,416
Health Care Providers & Services (3.93%)
Agiliti, Inc.(a)(c)	133,167	2,128,009
Progyny, Inc.(a)	150,850	4,845,302
UnitedHealth Group, Inc.	8,774	4,146,505
US Physical Therapy, Inc.	12,951	1,268,032
		12,387,848
Health Care Technology (0.37%)
Definitive Healthcare Corp.(a)	113,099	1,168,313

Life Sciences Tools & Services (6.01%)
Charles River Laboratories International, Inc.(a)	10,500	2,119,110
Danaher Corp.	16,687	4,205,791
IQVIA Holdings, Inc.(a)	14,993	2,981,958
Mettler-Toledo International, Inc.(a)	1,700	2,601,357
Thermo Fisher Scientific, Inc.	7,093	4,088,192
West Pharmaceutical Services, Inc.	8,500	2,944,995
		18,941,403
INDUSTRIALS (12.32%)
Aerospace & Defense (0.23%)
Kratos Defense & Security Solutions, Inc.(a)	54,730	737,760

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2023	9

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Building Products (0.87%)
Masco Corp.	55,000	$2,734,600

Commercial Services & Supplies (3.85%)
Casella Waste Systems, Inc., Class A(a)	68,433	5,656,672
Copart, Inc.(a)	35,000	2,632,350
Montrose Environmental Group, Inc.(a)	107,790	3,844,869
		12,133,891
Construction & Engineering (1.99%)
Ameresco, Inc., Class A(a)	17,053	839,349
EMCOR Group, Inc.	17,500	2,845,325
WillScot Mobile Mini Holdings Corp.(a)	55,000	2,578,400
		6,263,074
Ground Transportation (1.18%)
RXO, Inc.(a)	50,783	997,378
Saia, Inc.(a)	10,000	2,720,800
		3,718,178
Machinery (1.03%)
IDEX Corp.	14,000	3,234,420

Professional Services (0.73%)
Booz Allen Hamilton Holding Corp.	25,000	2,317,250

Trading Companies & Distributors (2.44%)
SiteOne Landscape Supply, Inc.(a)	30,354	4,154,552
Transcat, Inc.(a)	35,323	3,157,523
Xometry, Inc., Class A(a)	25,859	387,109
		7,699,184
INFORMATION TECHNOLOGY (24.30%)
Communications Equipment (0.83%)
Ciena Corp.(a)	50,000	2,626,000

Electronic Equipment, Instruments & Components (3.51%)
Keysight Technologies, Inc.(a)	15,000	2,422,200
Novanta, Inc.(a)	19,491	3,100,823
Teledyne Technologies, Inc.(a)	6,500	2,907,840
Trimble, Inc.(a)	50,000	2,621,000
		11,051,863
IT Services (1.83%)
Akamai Technologies, Inc.(a)	32,000	2,505,600
CI&T, Inc., Class A(a)(c)	128,685	709,054
Globant SA(a)	12,518	2,053,077

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
IT Services (continued)
Grid Dynamics Holdings, Inc.(a)	44,340	$508,137
		5,775,868
Semiconductors & Semiconductor Equipment (4.15%)
Diodes, Inc.(a)	30,000	2,782,800
Entegris, Inc.	28,500	2,337,285
Impinj, Inc.(a)	16,195	2,194,747
Monolithic Power Systems, Inc.	5,500	2,752,970
SiTime Corp.(a)	2,479	352,588
Skyworks Solutions, Inc.	22,500	2,654,550
		13,074,940
Software (13.98%)
Adobe, Inc.(a)	6,986	2,692,195
Autodesk, Inc.(a)	16,934	3,524,982
Everbridge, Inc.(a)	998	34,601
Intuit, Inc.	8,908	3,971,454
Microsoft Corp.	21,014	6,058,336
nCino, Inc.(a)	2,654	65,766
Paycom Software, Inc.(a)	8,000	2,432,080
Qualys, Inc.(a)	19,000	2,470,380
Rapid7, Inc.(a)	17,492	803,058
Salesforce, Inc.(a)	17,417	3,479,568
ServiceNow, Inc.(a)	5,974	2,776,237
SPS Commerce, Inc.(a)	53,818	8,196,481
Vertex, Inc., Class A(a)	143,016	2,959,001
Workday, Inc., Class A(a)	22,145	4,573,828
		44,037,967
MATERIALS (3.94%)
Chemicals (2.08%)
Ecolab, Inc.	23,049	3,815,301
Sherwin-Williams Co.	12,167	2,734,777
		6,550,078
Containers & Packaging (1.86%)
Avery Dennison Corp.	15,000	2,683,950
Ball Corp.	57,604	3,174,556
		5,858,506
REAL ESTATE (3.88%)
Real Estate Management & Development (1.80%)
FirstService Corp.	40,168	5,663,286

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2023	11

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2023 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Residential REITs (0.87%)
Sun Communities, Inc.	19,500	$2,747,160

Specialized REITs (1.21%)
Equinix, Inc.	5,296	3,818,628

TOTAL COMMON STOCKS
(COST OF $246,492,101)		309,067,175

SHORT TERM INVESTMENTS (2.22%)
MONEY MARKET FUND (1.96%)
State Street Institutional US Government Money Market Fund, 4.67%(d)
(COST OF $6,164,228)	6,164,228	6,164,228

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.26%)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.84%
(COST OF $804,957)	804,957	804,957

TOTAL SHORT TERM INVESTMENTS
(COST OF $6,969,185)		6,969,185

TOTAL INVESTMENTS (100.30%)
(COST OF $253,461,286)		316,036,360

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.30%)		(931,195)

NET ASSETS (100.00%)		$315,105,165

NET ASSET VALUE PER SHARE
(57,707,771 SHARES OUTSTANDING)		$5.46

(a)	Non-income producing security.

(b)	American Depositary Receipt.

(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $2,948,643.

(d)	Rate reflects seven-day effective yield on March 31, 2023.

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board approved changes to the Fund’s valuation policy to comply with Rule 2a-5 and designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee (as defined in the rule). The Valuation Designee will be responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee, using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2023, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

First Quarter Report (Unaudited) | March 31, 2023	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2023:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$2,948,643	$804,957	$2,163,964	$2,968,921

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2023:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$309,067,175	$–	$–	$309,067,175
Short Term Investments	6,969,185	–	–	6,969,185
Total	$316,036,360	$–	$–	$316,036,360

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

First Quarter Report (Unaudited) | March 31, 2023	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2023 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

16	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

March 31, 2023 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 96% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Benchmark

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2023	17

ALL-STAR EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3078
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock*, Chairman
Edmund J. Burke*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President**
Mark T. Haley, CFA, Senior Vice President and President***
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Michelle Stallworth, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee
**Through April 3, 2023
***President effective April 3, 2023

ASG LISTED NYSE

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR®
FUNDS

Liberty All-Star® Growth Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

ASG
LISTED
NYSE